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                                                                   EXHIBIT 10.48

                         REAFFIRMATION AGREEMENT, dated as of July 1, 2002,
                    among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the "Borrower"), ADVANCE AUTO PARTS, INC., a Delaware corporation ("Holdings"), each subsidiary of Holdings listed on the signature pages hereof (collectively, the "Subsidiary Loan Parties" and, together with the Borrower and Holdings, the "Reaffirming Parties") and JPMORGAN CHASE BANK ("JPMCB"), as Administrative Agent under the Restated Credit Agreement referred to below.

               WHEREAS Holdings, the Borrower, the Lenders party thereto, and JPMCB have entered into an Amendment and Restatement Agreement (the "Amendment and Restatement Agreement"), dated as of June 28, 2002, which amends and restates the Credit Agreement dated as of November 28, 2001 (as amended and restated after giving effect to the Amendment and Restatement Agreement, the "Restated Credit Agreement"), among Holdings, the Borrower, the Lenders from time to time party thereto and JPMCB;

               WHEREAS each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned such terms in the Restated Credit Agreement), the Guarantee Agreement, and the Indemnity, Subrogation and Contribution Agreement (the Security Documents, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement are collectively referred to herein as the "Loan Documents");

               WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment and Restatement Agreement becoming effective and the consummation of the transactions contemplated thereby; and

               WHEREAS the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Amendment and Restatement Agreement.

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                    ARTICLE I

                     Reaffirmation/Amendment and Restatement

               SECTION 1.01. Reaffirmation. (a) Each of the Reaffirming
Parties hereby consents to the Amendment and Restatement Agreement and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Loan Documents to which it is party, and agrees that notwithstanding the effectiveness of the Amendment and Restatement Agreement and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Restated Credit Agreement. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by Holdings and the Borrower with Sections 5.12 and 5.13 of the Restated Credit Agreement and hereby reaffirms its obligations under each similar provision of each Loan Document to which it is party.

               (b) Each of the Reaffirming Parties hereby confirms and agrees that the Tranche C Term Loans constitute Obligations under each of the Loan Documents.

               SECTION 1.02. Amendment and Restatement. On and after the effectiveness of the Amendment and Restatement Agreement, (i) each reference in each Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Restated Credit Agreement as such agreement may be amended, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any Loan Document by reference to the terms defined in the "Credit Agreement" shall be amended to be defined by reference to the defined term in the Restated Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

                                   ARTICLE II

                         Representations and Warranties

               Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

               SECTION 2.01. Organization. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

               SECTION 2.02. Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this

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Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

               SECTION 2.03. Loan Documents. The representations and warranties of such Reaffirming Party contained in each Loan Document are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct as of such earlier date).

                                   ARTICLE III

                                  Miscellaneous

               SECTION 3.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Article IX of the Restated Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Restated Credit Agreement.

               SECTION 3.02. Expenses. Each Reaffirming Party agrees to pay all reasonable costs, fees and expenses (including reasonable attorneys' fees and time charges of attorneys for JPMCB or any Lender, which attorneys may be employees of JPMCB or any Lender) incurred by JPMCB or any Lender in collecting or enforcing any Reaffirming Party's obligations under this Agreement.

               SECTION 3.03. Loan Document. This Agreement is a Loan
Document executed pursuant to the Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

               SECTION 3.04. Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

               SECTION 3.05. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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               SECTION 3.06. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

               SECTION 3.07. Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

               SECTION 3.08. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

               SECTION 3.09. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment and Restatement Agreement shall extinguish the obligations for the payment of money outstanding under the Amendment and Restatement Agreement or the Restated Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Restated Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment and Restatement Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, the Borrower or any Subsidiary Loan Party under any Loan Document from any of its obligations and liabilities as "Holdings", the "Borrower", a "Subsidiary Loan Party", a "Pledgor" or a "Grantor" under the Restated Credit Agreement or the Loan Documents. Each of the Restated Credit Agreement and the Loan Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment and Restatement Agreement or in connection herewith and therewith.

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               IN WITNESS WHEREOF, each Reaffirming Party and JPMCB, as
Administrative Agent for the benefit of the Lenders, have caused this Agreement to be duly executed and delivered as of the date first above written.

                                         ADVANCE AUTO PARTS, INC.,

                                         By: ----------------------------------_
                                             Name:
                                             Title:

                                         ADVANCE STORES COMPANY,
                                         INCORPORATED,

                                         By: -----------------------------------
                                             Name:
                                             Title:

                                         ADVANCE TRUCKING CORPORATION,

                                         By: -----------------------------------
                                             Name:
                                             Title:

                                         WESTERN AUTO SUPPLY COMPANY,

                                         By: -----------------------------------
                                             Name:
                                             Title:

                                         WESTERN AUTO OF PUERTO RICO, INC.,

                                         By: -----------------------------------
                                             Name:
                                             Title:

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                                         WESTERN AUTO OF ST. THOMAS, INC.,

                                         By: -----------------------------------
                                             Name:
                                             Title:

                                         WASCO INSURANCE AGENCY, INC.,

                                         By: -----------------------------------
                                             Name:
                                             Title:

                                         ADVANCE MERCHANDISING COMPANY, INC.,

                                         By: -----------------------------------
                                             Name:
                                             Title:

                                         ADVANCE AIRCRAFT COMPANY, INC.,

                                         By: -----------------------------------
                                             Name:
                                             Title:

                                         DISCOUNT AUTO PARTS, INC.,

                                         By: -----------------------------------
                                             Name:
                                             Title:

                                         DAP ACCEPTANCE CORPORATION,

                                         By: -----------------------------------
                                             Name:
                                             Title:

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                                         JPMORGAN CHASE BANK, as
                                         Administrative Agent,

                                         By: -----------------------------------
                                             Name:
                                             Title: